                                                                    EXHIBIT 10.6



                            SHARE EXCHANGE AGREEMENT



        This Share Exchange Agreement (this "Agreement") is made and entered into as of May 28, 1999, by and among CompGeeks, Inc., a Delaware corporation ("Parent"), Evertek Computer Products, Inc., a California corporation ("Evertek"), The Segler Family Trust, the sole shareholder of Evertek (the "Evertek Shareholder"), compgeeks.com, a California corporation ("Compgeeks"), the Compgeeks shareholders listed on Schedule A attached hereto (individually, a "Compgeeks Shareholder" and collectively, the "Compgeeks Shareholders"), Evertek Trading Limited, a company organized under the laws of Hong Kong ("Evertek HK") and Randy Segler, the beneficial owner of all of the outstanding capital stock of Evertek HK (the "Evertek HK Shareholder".


                                    RECITALS

        A. In exchange for shares of Parent Common Stock ("Parent Shares"), the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder desire to contribute all of the outstanding shares of capital stock (or the beneficial ownership thereof in the case of the Evertek HK Shareholder) of Evertek (the "Evertek Shares"), Compgeeks (the "Compgeeks Shares") and Evertek HK (the "Evertek HK Shares"), respectively, to Parent; and

        B. In exchange for the Evertek Shares, the Compgeeks Shares and the Evertek HK Shares, Parent desires to issue the Parent Shares to the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder.

        NOW, THEREFORE, in consideration of the premises, representations and mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, agree as follows:


                                    ARTICLE I
                             EXCHANGE OF THE SHARES

        1.1 Exchange of Shares. The Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder hereby agree to exchange, sell, transfer and deliver to Parent, and Parent hereby agrees to purchase and acquire from the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder, on the Closing Date (as hereinafter defined) all of the outstanding Evertek Shares, Compgeeks Shares and Evertek HK Shares (which includes the Evertek HK Shareholder's beneficial interest in the Evertek HK Shares) free from any charge, lien, encumbrance or adverse claim of any kind whatsoever.

        1.2 Consideration for Shares. Parent shall deliver at the Closing (as hereinafter defined) to each of the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder, in exchange and as consideration for the Evertek Shares, Compgeeks Shares and the Evertek HK Shares (which includes the Evertek HK Shareholder's beneficial interest in the Evertek HK Shares), a stock certificate representing that number of shares of Parent Common Stock for each of the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder as set forth on Schedule A attached hereto.

        1.3 Delivery of Shares. At the Closing, each of the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder shall deliver to Parent, in exchange for their respective portion of the Parent Shares as set forth in Schedule A attached hereto, stock certificate(s) representing the Evertek Shares, Compgeeks Shares and Evertek HK Shares (or other documentation representing the Evertek HK Shareholder's beneficial ownership of the Evertek HK Shares), duly endorsed in favor of Parent or accompanied by stock powers duly executed in favor of and in a form reasonably acceptable to Parent, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever, together with the minute books and stock ledger of Evertek, Compgeeks and Evertek HK.

        1.4 Legends. The certificates evidencing the Parent Shares shall bear the following legend and any legends required by any state securities laws:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION UNDER THE ACT THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF EVERTEK."


                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF EVERTEK
                           AND THE EVERTEK SHAREHOLDER

        Evertek and the Evertek Shareholder, jointly and severally, agree with, and represent and warrant to Parent as follows:

        2.1 Corporate Existence, Good Standing and Authority. Evertek is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Evertek has full corporate power and corporate authority to carry on its business as now being conducted and is entitled to own, lease or operate the property and assets now owned, leased or operated by it. Evertek is qualified to do business, is in good standing and has all required and appropriate licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or licensing would have a material adverse effect on the business, financial condition or results of operations (a "Material Adverse Effect") of Evertek. Evertek has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Evertek and the Evertek Shareholder, has been authorized by all necessary corporate action of Evertek and constitutes a legal, valid and binding obligation of Evertek and the Evertek Shareholder, enforceable against Evertek and the Evertek Shareholder in accordance with its terms, except as enforcement may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

        2.2 Capitalization. The authorized capital stock of Evertek consists of 1,000,000 shares of common stock, of which 50,000 shares are issued and outstanding. All of the Evertek Shares are owned, beneficially and of record, only by the Evertek Shareholder and are free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. The Evertek Shareholder has the absolute and unrestricted right, power, authority and capacity to transfer the Evertek Shares to Parent and upon the Closing, without exception, Parent will acquire from the Evertek Shareholder legal and beneficial ownership of, good and valid title to, and all rights to vote, the Evertek Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. All of the Evertek Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange, or other rights, plans, agreements or other commitments providing for the purchase, issuance or sale of any shares of Evertek's capital stock or any securities convertible into or exchangeable for any shares of Evertek's capital stock.

        2.3 Subsidiaries. Evertek does not presently own, directly or indirectly, any interest in any other corporation, association, joint venture or other business entity.

        2.4 Litigation. No litigation, arbitration or proceeding is pending or, to the best of Evertek's knowledge, threatened by or against Evertek, its properties or assets, the Evertek Shares or its officers or directors before any court or any government agency, and, to the best of Evertek's knowledge, no facts exist which might form the basis for any such litigation, arbitration or proceeding.

        2.5 Taxes. No tax liabilities, disallowances or assessments relating to the business, assets or employees or independent contractors of Evertek have been assessed or prepossessed as of the date hereof, and to the best of Evertek's knowledge there is no basis for any such liabilities, disallowances or assessments. Evertek is not delinquent in the payment of any taxes which would result in the imposition of a lien, claim or encumbrance on Evertek, its properties or assets or the Evertek Shares.

        2.6 No Breach. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (i) a conflict, violation or default with or an event that, with notice or lapse of time or both, would be a default, breach, or violation of Evertek's Charter or Bylaws, any License (as hereinafter defined) or of any contract, lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Evertek is a party or by which Evertek or its assets are bound; (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of or permit the subordination of any indebtedness or other obligation of Evertek;
(iii) the creation or imposition of any lien, charge, or encumbrance on any of the assets of Evertek; or (iv) conflict with or result in the violation or breach of any law, rule or regulation of any governmental authority, or any judgment, order, injunction or decree applicable to Evertek or its assets.

        2.7 Compliance with Law; Governmental Consents. The business and operations of Evertek have been and are being conducted in compliance with all laws, rules, regulations and licensing requirements applicable thereto, except where failure to be so in compliance would not have a Material Adverse Effect on Evertek. Evertek is unaware of any facts which might form the basis for a claim that any material violation of such laws exists. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Evertek or the Evertek Shareholder is required in connection with the execution, delivery and performance by Evertek or the Evertek Shareholder of this Agreement, the consummation of the transactions contemplated hereby or Parent' operation of Evertek's business following the Closing Date.

        2.8 Representations Complete. None of the representations and warranties made by the Evertek Shareholder or Evertek herein, nor any statement made in any Exhibit, Schedule or certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        2.9 Consents of Non-Governmental Third Parties. No consent, waiver or approval of any non-governmental third party is necessary for the consummation by the Evertek Shareholder and Evertek of the transactions contemplated hereby.


                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                             THE EVERTEK SHAREHOLDER

        The Evertek Shareholder represents and warrants to Parent that:

        3.1 Good and Marketable Title to Shares. The Evertek Shareholder has and will have on the Closing Date, full right, power, and authority to sell, transfer and deliver the Evertek Shares as provided in this Agreement.

        3.2 Purchase Entirely for Own Account. The Evertek Shareholder understands that Parent is entering into this Agreement with the Evertek Shareholder in reliance upon the Evertek Shareholder's representation to Parent, which by the Evertek Shareholder's execution of this Agreement the Evertek Shareholder hereby confirms, that the Parent Shares to be received by the Evertek Shareholder, (for purposes of Article III, the "Securities") will be acquired for investment for the Evertek Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Evertek Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Evertek Shareholder further represents that the Evertek Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Evertek Shareholder represents that it has full power and authority to enter into this Agreement.

        3.3 Disclosure of Information. The Evertek Shareholder believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Evertek Shareholder further represents that it has had an opportunity to ask questions and receive answers from Parent regarding Parent and its business and operations and the terms and conditions of the offering of the Securities.

        3.4 Investment Experience. The Evertek Shareholder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

        3.5 Accredited Shareholder. The Evertek Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1993, as amended (the "Act").

        3.6 Restricted Securities. The Evertek Shareholder understands that the Parent Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Evertek Shareholder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.


                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF COMPGEEKS
                         AND THE COMPGEEKS SHAREHOLDERS

        Compgeeks and each of the Compgeeks Shareholders, jointly and severally, agree with, and represent warrant to Parent as follows:

        4.1 Corporate Existence, Good Standing and Authority. Compgeeks is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Compgeeks has full corporate power and corporate authority to carry on its business as now being conducted and is entitled to own, lease or operate the property and assets now owned, leased or operated by it. Compgeeks is qualified to do business, is in good standing and has all required and appropriate licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or licensing would have a Material Adverse Effect on Compgeeks. Compgeeks has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Compgeeks and each of the Compgeeks Shareholders, has been authorized by all necessary corporate action of Compgeeks and constitutes a legal, valid and binding obligation of Compgeeks and the Compgeeks Shareholders, enforceable against Compgeeks and the Compgeeks Shareholders in accordance with its terms, except as enforcement may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

        4.2 Capitalization. The authorized capital stock of Compgeeks consists of 100,000 shares of common stock, of which 2,000 shares are issued and outstanding. All of the Compgeeks Shares are owned, beneficially and of record, only by the Compgeeks Shareholders and are free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. Each of the Compgeeks Shareholders have the absolute and unrestricted right, power, authority and capacity to transfer the Compgeeks Shares to Parent and upon the Closing, without exception,

Parent will acquire from the Compgeeks Shareholders legal and beneficial ownership of, good and valid title to, and all rights to vote, the Compgeeks Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. All of the Compgeeks Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange, or other rights, plans, agreements or other commitments providing for the purchase, issuance or sale of any shares of Compgeeks' capital stock or any securities convertible into or exchangeable for any shares of Compgeeks' capital stock.

        4.3 Subsidiaries. Compgeeks does not presently own, directly or indirectly, any interest in any other corporation, association, joint venture or other business entity.

        4.4 Litigation. No litigation, arbitration or proceeding is pending or, to the best of Compgeeks' knowledge, threatened by or against Compgeeks, its properties or assets, the Compgeeks Shares or its officers or directors before any court or any government agency, and, to the best of Compgeeks' knowledge, no facts exist which might form the basis for any such litigation, arbitration or proceeding.

        4.5 Taxes. No tax liabilities, disallowances or assessments relating to the business, assets or employees or independent contractors of Compgeeks have been assessed or prepossessed as of the date hereof, and to the best of Compgeeks' knowledge there is no basis for any such liabilities, disallowances or assessments. Compgeeks is not delinquent in the payment of any taxes which would result in the imposition of a lien, claim or encumbrance on Compgeeks, its properties or assets or the Compgeeks shares.

        4.6 No Breach. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (i) a conflict, violation or default with or an event that, with notice or lapse of time or both, would be a default, breach, or violation of Compgeeks' Charter or Bylaws, any License (as hereinafter defined) or of any contract, lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Compgeeks is a party or by which Compgeeks or its assets are bound; (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of or permit the subordination of any indebtedness or other obligation of Compgeeks; (iii) the creation or imposition of any lien, charge, or encumbrance on any of the assets of Compgeeks; or (iv) conflict with or result in the violation or breach of any law, rule or regulation of any governmental authority, or any judgment, order, injunction or decree applicable to Compgeeks or its assets.

        4.7 Compliance with Law; Governmental Consents. The business and operations of Compgeeks have been and are being conducted in compliance with all laws, rules, regulations and licensing requirements applicable thereto, except where failure to be so in compliance would not have a Material Adverse Effect on Compgeeks. Compgeeks is unaware of any facts which might form the basis for a claim that any material violation of such laws exists. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Compgeeks or the Compgeeks Shareholders is required in connection with the execution, delivery and performance by Compgeeks or the Compgeeks Shareholders of this Agreement, the consummation of the transactions contemplated hereby or Parent' operation of Compgeeks' business following the Closing Date.

        4.8 Representations Complete. None of the representations and warranties made by the Compgeeks Shareholders or Compgeeks herein, nor any statement made in any Exhibit, Schedule or certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        4.9 Consents of Non-Governmental Third Parties. No consent, waiver or approval of any non-governmental third party is necessary for the consummation by the Compgeeks Shareholders and Compgeeks of the transactions contemplated hereby.


                                    ARTICLE V
                        REPRESENTATIONS AND WARRANTIES OF
                           THE COMPGEEKS SHAREHOLDERS

        Each of the Compgeeks Shareholders represents and warrants to Parent that:

        5.1 Good and Marketable Title to Shares. Each Compgeeks Shareholder has and will have on the Closing Date, full right, power, and authority to sell, transfer and deliver the Compgeeks Shares as provided in this Agreement.

        5.2 Purchase Entirely for Own Account. Each Compgeeks Shareholder understands that Parent is entering into this Agreement with the Compgeeks Shareholders in reliance upon the Compgeeks Shareholders' representation to Parent, which by each Compgeeks Shareholder's execution of this Agreement such Compgeeks Shareholder hereby confirms, that the Parent Shares to be received by such Compgeeks Shareholders, (for purposes of Article V, the "Securities") will be acquired for investment for such Compgeeks Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Compgeeks Shareholders has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Compgeeks Shareholder further represents that such Compgeeks Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Compgeeks Shareholder represents that it has full power and authority to enter into this Agreement.

        5.3 Disclosure of Information. Each Compgeeks Shareholder believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Each Compgeeks Shareholder further represents that it has had an opportunity to ask questions and receive answers from Parent regarding Parent and its business and operations and the terms and conditions of the offering of the Securities.

5.4 Investment Experience. Each Compgeeks Shareholder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

        5.5 Accredited Shareholder. Each Compgeeks Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

        5.6 Restricted Securities. Each Compgeeks Shareholder understands that the Parent Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, each Compgeeks Shareholder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.


                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF EVERTEK HK
                         AND THE EVERTEK HK SHAREHOLDER

        Evertek HK and the Evertek HK Shareholder, jointly and severally, agree with, and represent and warrant to Parent as follows:

        6.1 Corporate Existence, Good Standing and Authority. Evertek HK is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Evertek HK has full corporate power and corporate authority to carry on its business as now being conducted and is entitled to own, lease or operate the property and assets now owned, leased or operated by it. Evertek HK is qualified to do business, is in good standing and has all required and appropriate licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or licensing would have a material adverse effect on the business, financial condition or results of operations (a "Material Adverse Effect") of Evertek HK. Evertek HK has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Evertek HK and the Evertek HK Shareholder, has been authorized by all necessary corporate action of Evertek HK and constitutes a legal, valid and binding obligation of Evertek HK and the Evertek HK Shareholder, enforceable against Evertek HK and the Evertek HK Shareholder in accordance with its terms, except as enforcement may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

        6.2 Capitalization. The authorized capital stock of Evertek HK consists of 1,000 ordinary shares, of which two (2) shares are issued and outstanding. All of the Evertek HK Shares are beneficially owned only by the Evertek HK Shareholder and are free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. The Evertek HK Shareholder has the absolute and unrestricted right, power, authority and capacity to transfer its beneficial ownership in the Evertek HK Shares to Parent and upon the Closing, without exception, Parent will acquire from the Evertek HK Shareholder beneficial ownership of the Evertek HK Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. All of the

Evertek HK Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange, or other rights, plans, agreements or other commitments providing for the purchase, issuance or sale of any shares of Evertek HK's capital stock or any securities convertible into or exchangeable for any shares of Evertek HK's capital stock.

        6.3 Subsidiaries. Evertek HK does not presently own, directly or indirectly, any interest in any other corporation, association, joint venture or other business entity.

        6.4 Litigation. No litigation, arbitration or proceeding is pending or, to the best of Evertek HK's knowledge, threatened by or against Evertek HK, its properties or assets, the Evertek HK Shares or its officers or directors before any court or any government agency, and, to the best of Evertek HK's knowledge, no facts exist which might form the basis for any such litigation, arbitration or proceeding.

        6.5 Taxes. No tax liabilities, disallowances or assessments relating to the business, assets or employees or independent contractors of Evertek HK have been assessed or prepossessed as of the date hereof, and to the best of Evertek HK's knowledge there is no basis for any such liabilities, disallowances or assessments. Evertek HK is not delinquent in the payment of any taxes which would result in the imposition of a lien, claim or encumbrance on Evertek HK, its properties or assets or the Evertek HK Shares.

        6.6 No Breach. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (i) a conflict, violation or default with or an event that, with notice or lapse of time or both, would be a default, breach, or violation of Evertek HK's Charter or Bylaws, any License (as hereinafter defined) or of any contract, lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Evertek HK is a party or by which Evertek HK or its assets are bound; (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of or permit the subordination of any indebtedness or other obligation of Evertek HK; (iii) the creation or imposition of any lien, charge, or encumbrance on any of the assets of Evertek HK; or (iv) conflict with or result in the violation or breach of any law, rule or regulation of any governmental authority, or any judgment, order, injunction or decree applicable to Evertek HK or its assets.

        6.7 Compliance with Law; Governmental Consents. The business and operations of Evertek HK have been and are being conducted in compliance with all laws, rules, regulations and licensing requirements applicable thereto, except where failure to be so in compliance would not have a Material Adverse Effect on Evertek HK. Evertek HK is unaware of any facts which might form the basis for a claim that any material violation of such laws exists. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Evertek HK or the Evertek HK Shareholder is required in connection with the execution, delivery and performance by Evertek HK or the Evertek HK Shareholder of this Agreement, the consummation of the transactions contemplated hereby or Parent' operation of Evertek HK's business following the Closing Date.

        6.8 Representations Complete. None of the representations and warranties made by the Evertek HK Shareholder or Evertek HK herein, nor any statement made in any Exhibit, Schedule or certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        6.9 Consents of Non-Governmental Third Parties. No consent, waiver or approval of any non-governmental third party is necessary for the consummation by the Evertek HK Shareholder and Evertek HK of the transactions contemplated hereby.


                                   ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES OF
                           THE EVERTEK HK SHAREHOLDER

        The Evertek HK Shareholder represents and warrants to Parent that:

        7.1 Good and Marketable Title to Shares. The Evertek HK Shareholder has and will have on the Closing Date, full right, power, and authority to sell, transfer and deliver its beneficial ownership of the Evertek HK Shares as provided in this Agreement.

        7.2 Purchase Entirely for Own Account. The Evertek HK Shareholder understands that Parent is entering into this Agreement with the Evertek HK Shareholder in reliance upon the Evertek HK Shareholder's representation to Parent, which by the Evertek HK Shareholder's execution of this Agreement the Evertek HK Shareholder hereby confirms, that the Parent Shares to be received by the Evertek HK Shareholder, (for purposes of Article VII, the "Securities") will be acquired for investment for the Evertek HK Shareholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Evertek HK Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Evertek HK Shareholder further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Evertek HK Shareholder represents that it has full power and authority to enter into this Agreement.

        7.3 Disclosure of Information. The Evertek HK Shareholder believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Evertek HK Shareholder further represents that it has had an opportunity to ask questions and receive answers from Parent regarding Parent and its business and operations and the terms and conditions of the offering of the Securities.

        7.4 Investment Experience. The Evertek HK Shareholder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

        7.5 Accredited Shareholder. The Evertek HK Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

        7.6 Restricted Securities. The Evertek HK Shareholder understands that the Parent Shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Parent in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Evertek HK Shareholder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.


                                  ARTICLE VIII
                    REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent represents and warrants to Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder that:

        8.1 Corporate Existence, Good Standing and Authority. Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Parent has full corporate power and corporate authority to carry on its business as now being conducted and is entitled to own, lease or operate the property and assets now owned, leased or operated by it. Parent is qualified to do business, is in good standing and has all required and appropriate licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or licensing would have a Material Adverse Effect on Parent. Parent has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, has been authorized by all necessary corporate action of Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally.

        8.2 Capitalization. The authorized capital stock of Parent consists of 25,000,000 shares of common stock, $0.001 par value per share, of which no shares are issued and outstanding. All of the Parent Shares are free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. Each of the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder will acquire from Parent legal and beneficial ownership of, good and valid title to, and all rights to vote, the Parent Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. All of the Parent Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no options, warrants, conversion rights, rights of exchange, or other rights, plans, agreements or other commitments providing for the purchase, issuance or sale of any shares of Parent's capital stock or any securities convertible into or exchangeable for any shares of Parent's capital stock.

        8.3 Subsidiaries. Parent does not presently own, directly or indirectly, any interest in any other corporation, association, joint venture or other business entity.

        8.4 Litigation. No litigation, arbitration or proceeding is pending or, to the best of Parent's knowledge, threatened by or against Parent, its properties or assets, the Parent Shares or its officers or directors before any court or any government agency, and, to the best of Parent's knowledge, no facts exist which might form the basis for any such litigation, arbitration or proceeding.

        8.5 Taxes. No tax liabilities, disallowances or assessments relating to the business, assets or employees or independent contractors of Parent have been assessed or prepossessed as of the date hereof, and to the best of Parent's knowledge there is no basis for any such liabilities, disallowances or assessments. Parent is not delinquent in the payment of any taxes which would result in the imposition of a lien, claim or encumbrance on Parent, its properties or assets or the Parent Shares.

        8.6 No Breach. The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (i) a conflict, violation or default with or an event that, with notice or lapse of time or both, would be a default, breach, or violation of Parent's Charter or Bylaws, any License (as hereinafter defined) or of any contract, lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument or arrangement to which Parent is a party or by which Parent or its assets are bound; (ii) an event that would permit any party to terminate any agreement or to accelerate the maturity of or permit the subordination of any indebtedness or other obligation of Parent;
(iii) the creation or imposition of any lien, charge, or encumbrance on any of the assets of Parent; or (iv) conflict with or result in the violation or breach of any law, rule or regulation of any governmental authority, or any judgment, order, injunction or decree applicable to Parent or its assets.

        8.7 Compliance with Law; Governmental Consents. The business and operations of Parent have been and are being conducted in compliance with all laws, rules, regulations and licensing requirements applicable thereto, except where failure to be so in compliance would not have a Material Adverse Effect on Parent. Parent is unaware of any facts which might form the basis for a claim that any material violation of such laws exists. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Parent is required in connection with the execution, delivery and performance by Parent of this Agreement, the consummation of the transactions contemplated hereby or Parent's operation of Parent's business following the Closing Date.

        8.8 Representations Complete. None of the representations and warranties made by Parent herein, nor any statement made in any Exhibit, Schedule or certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        8.9 Consents of Non-Governmental Third Parties. No consent, waiver or approval of any non-governmental third party is necessary for the consummation by Parent of the transactions contemplated hereby.

                                   ARTICLE IX
                COVENANTS OF EVERTEK AND THE EVERTEK SHAREHOLDER

        Evertek and the Evertek Shareholder, jointly and severally, covenant to Parent that:

        9.1 Maintenance of Business. From the date hereof until the Closing, each of Evertek and the Evertek Shareholder shall use its best efforts, to cause Evertek to carry on and preserve the business, goodwill and the relationships of Evertek with suppliers, employees, agents and others in substantially the same manner as they have been prior to the date hereof.

        9.2 Necessary Consents. Prior to the Closing, Evertek will obtain such written consents and take such other actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby and to allow the continuation of Evertek's businesses by Parent after the Closing as conducted at the date hereof.

        9.3 Best Efforts. Each of Evertek and the Evertek Shareholder will use its best efforts to perform and fulfill all obligations on their respective parts to be performed and fulfilled under this Agreement, and to cause all the conditions precedent to the consummation of the transactions to be timely satisfied, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms. Each of Evertek and the Evertek Shareholder shall each cooperate with Parent in such actions and in securing requisite approvals and shall deliver such further documents as Parent may reasonably request as necessary to evidence such transactions.


                                    ARTICLE X
              COVENANTS OF COMPGEEKS AND THE COMPGEEKS SHAREHOLDERS

        Compgeeks and each of the Compgeeks Shareholders, jointly and severally, covenant to Parent that:

        10.1 Maintenance of Business. From the date hereof until the Closing, each of Compgeeks and the Compgeeks Shareholders shall use its best efforts, to cause Compgeeks to carry on and preserve the business, goodwill and the relationships of Compgeeks with suppliers, employees, agents and others in substantially the same manner as they have been prior to the date hereof.

        10.2 Necessary Consents. Prior to the Closing, Compgeeks will obtain such written consents and take such other actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby and to allow the continuation of Compgeeks' business by Parent after the Closing as conducted at the date hereof.

        10.3 Best Efforts. Each of Compgeeks and the Compgeeks Shareholders will use its best efforts to perform and fulfill all obligations on their respective parts to be performed and fulfilled under this Agreement, and to cause all the conditions precedent to the consummation of the transactions to be timely satisfied, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms. Each of Compgeeks and the Compgeeks Shareholders shall each cooperate with Parent in such actions and in securing requisite approvals and shall deliver such further documents as Parent may reasonably request as necessary to evidence such transactions.


                                   ARTICLE XI
             COVENANTS OF EVERTEK HK AND THE EVERTEK HK SHAREHOLDER

        Evertek HK and the Evertek HK Shareholder, jointly and severally, covenant to Parent that:

        11.1 Maintenance of Business. From the date hereof until the Closing, each of Evertek HK and the Evertek HK Shareholder shall use its best efforts, to cause Evertek HK to carry on and preserve the business, goodwill and the relationships of Evertek HK with suppliers, employees, agents and others in substantially the same manner as they have been prior to the date hereof.

        11.2 Necessary Consents. Prior to the Closing, Evertek HK will obtain such written consents and take such other actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby and to allow the continuation of Evertek HK's business by Parent after the Closing as conducted at the date hereof.

        11.3 Best Efforts. Each of Evertek HK and the Evertek HK Shareholder will use its best efforts to perform and fulfill all obligations on their respective parts to be performed and fulfilled under this Agreement, and to cause all the conditions precedent to the consummation of the transactions to be timely satisfied, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms. Each of Evertek HK and the Evertek HK Shareholder shall cooperate with Parent in such actions and in securing requisite approvals and shall deliver such further documents as Parent may reasonably request as necessary to evidence such transactions.


                                   ARTICLE XII
                               COVENANTS OF PARENT

               Parent covenants to each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder that:

        12.1 Necessary Consents. Prior to the Closing, Parent will use its best efforts to obtain such consents and take such other actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby.

        12.2 Best Efforts. Parent will use its best efforts to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, and to cause all the conditions precedent to the consummation of the transactions to be timely satisfied, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms.

                                  ARTICLE XIII
                             CONDITIONS PRECEDENT TO
                              OBLIGATIONS OF PARENT

        The obligation of Parent to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or before the Closing, of all the following conditions, unless waived in writing by Parent:

        13.1 Certificates for Shares. Parent shall have received certificates for the Evertek Shares, the Compgeeks Shares and the Evertek HK Shares, which shall constitute all of the issued and outstanding capital stock of Evertek, Compgeeks and Evertek HK.

        13.2 Representations and Warranties True. All representations and warranties of each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder in this Agreement or the Schedules and Exhibits hereto shall be true and correct on and as of the Closing Date as if made on the date thereof.

        13.3 Covenants Performed. Each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder on or before the Closing Date.

        13.4 Registration Statement. Parent shall have filed a registration statement on Form S-1 under the Act which covers shares (or other securities) to be sold on its behalf to the public in an underwritten offering.

        13.5 Certificate. Parent shall have received from each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder a certificate, dated the Closing Date, certifying that the conditions specified in this Article XIII have been satisfied.


                                   ARTICLE XIV
                             CONDITIONS PRECEDENT TO
                OBLIGATIONS OF EVERTEK, COMPGEEKS AND EVERTEK HK

        The obligation of Evertek, Compgeeks and Evertek HK to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or before the Closing, of all the following conditions, unless waived in writing by Evertek, Compgeeks and Evertek HK:

        14.1 Representations. All representations and warranties by Parent in this Agreement or the Schedules and Exhibits hereto, or in any written statement or certificate that shall be delivered to Evertek, Compgeeks and Evertek HK by Parent under this Agreement shall be true on and as of the Closing as though such representations and warranties were made on and as of that date, and a duly authorized Parent officer shall have delivered a certificate, dated the Closing Date, to Evertek, Compgeeks and Evertek HK so certifying.

        14.2 Covenants Performed. Parent shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Parent on or before the Closing, and a duly authorized Parent officer shall have delivered a certificate, dated the Closing Date, to Evertek, Compgeeks and Evertek HK so certifying.

        14.3 Registration Statement. Parent shall have filed a registration statement on Form S-1 under the Act which covers shares (or other securities) to be sold on its behalf to the public in an underwritten offering.


                                   ARTICLE XV
                                     CLOSING

        The share exchange hereunder (the "Closing") shall occur at the offices of Brobeck Phleger & Harrison LLP located 550 West C Street, Suite 1200, San Diego, California 92101 at 10:00 a.m. on the first business day following the filing of a registration statement on Form S-1 by Parent or at such other time and date to which the parties may agree in writing (the "Closing Date").


                                   ARTICLE XVI
                                   TERMINATION

        16.1 Termination by Mutual Consent. At any time prior to the Closing, this Agreement may be terminated by written consent of Parent, Evertek, Compgeeks and Evertek HK.

        16.2 Termination by Compgeeks. Compgeeks may terminate this Agreement at any time after June 30, 1999 by delivery of written notice to Parent, Evertek and Evertek HK, if the Closing has not occurred by such date because the conditions contained in Article XIV are or have not been satisfied.

        16.3 Termination by Evertek. Evertek may terminate this Agreement at any time after June 30, 1999 by delivery of written notice to Parent, Compgeeks and Evertek HK, if the Closing has not occurred by such date because the conditions contained in Article XIV are or have not been satisfied.

        16.4 Termination by Evertek HK. Evertek HK may terminate this Agreement at any time after June 30, 1999 by delivery of written notice to Parent, Evertek and Compgeeks, if the Closing has not occurred by such date because the conditions contained in Article XIV are or have not been satisfied.

        16.5 Termination by Parent. Parent may terminate this Agreement at any time after June 30, 1999 by delivery of written notice to Evertek, Compgeeks and Evertek HK, if the Closing has not occurred by such date because the conditions contained in Article XIII are or have not been satisfied.

        16.6 Effect of Termination. In the event of termination as provided above, this Agreement shall forthwith become of no further force or effect and all parties hereto shall bear their own costs associated with this Agreement and all transactions mentioned herein; provided, that Article XVII hereof shall survive such termination and continue in full force and effect, and such termination shall not relieve any person of liability for breach of or interference with this Agreement.


                                  ARTICLE XVII
                               GENERAL PROVISIONS

        17.1 Survival. All representations and warranties made shall survive the Closing.

        17.2 Further Assurances. At the request of any of the parties hereto, and without further consideration, the other parties agree to execute such documents and instruments and to do such further acts as may be necessary or desirable to effectuate the transactions contemplated hereby.

        17.3 No Broker or Finder. Each of the parties represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as it knows, no broker or other person is entitled to any conversion or finder's fee, in connection with these transactions.

        17.4 Each Party to Bear Own Costs. Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

        17.5 Entire Agreement; Waivers. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties pertaining to the contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

        17.6 Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

        17.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

        To Evertek at:            Evertek Computer Products, Inc.
                                  2604 Temple Height Drive
                                  Oceanside, CA 92056
                                  Attn:  Frank Segler

        To Compgeeks at:          compgeeks.com
                                  2370 Oak Ridge Way
                                  Vista, CA 92083
                                  Attn:  Scott Kusel

        To Evertek HK:            Evertek Trading Limited
                                  19th Floor, Malaysia Building
                                  Wanchai, Hong Kong
                                  Attn:  Randy Segler

        To Parent at:             CompGeeks, Inc.
                                  2604 Temple Height Drive
                                  Oceanside, CA 92056
                                  Attn:  Frank Segler

Any party may change its address for purposes of this Section by giving notice of the new address to each of the other parties in the manner set forth above.

        17.8 Attorneys' Fees. If any party to this Agreement shall bring any action, suit, counterclaim or appeal for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (collectively, an "Action"), the prevailing party shall be entitled to recover as part of any such Action its reasonable attorneys' fees and costs, including any fees and costs incurred in bringing and prosecuting such Action and/or enforcing any order, judgment, ruling or award granted as part of such Action.

        17.9 Governing Law. The terms of this Agreement shall be governed by the laws of the State of California applicable to agreements entered into, to be wholly performed in and among residents exclusively of California.

        17.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        17.11 Severability. All provisions contained herein are severable and in the event that any of them shall be held to be to any extent invalid or otherwise unenforceable by any court of competent jurisdiction, such provision shall be construed as if it were written so as to effectuate to the greatest possible extent the parties' expressed intent; and in every case the remainder of this Agreement shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein.

        17.12 Separate Counsel. Each of Evertek, Compgeeks, Evertek HK, the Evertek Shareholder, the Compgeeks Shareholders and the Evertek HK Shareholder acknowledges and agrees that such have been provided the opportunity and encouraged to consult with counsel of such entity's or person's own choosing with respect to this Agreement and that Brobeck, Phleger & Harrison LLP solely represents the interests of Parent.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                    EXHIBIT 10.6



        IN WITNESS WHEREOF, the parties hereto have executed this Share Exchange Agreement as of the date first above written.

                                       COMPGEEKS, INC.


                                       By: /s/ Frank Segler
                                           -------------------------------------
                                           Frank Segler, Chief Executive Officer


                                       COMPGEEKS SHAREHOLDERS


                                       /s/ Frank Segler
                                       -----------------------------------------
                                       Frank Segler


                                       /s/ Scott Kusel
                                       -----------------------------------------
                                       Scott Kusel


                                       EVERTEK SHAREHOLDER

                                       FRANK SEGLER AND SHU-LING WANG AS
                                       TRUSTEES OF THE SEGLER FAMILY TRUST


                                       /s/ Frank Segler
                                       -----------------------------------------
                                       Frank Segler, Trustee


                                       /s/ Shu-Ling Wang
                                       -----------------------------------------
                                       Shu-Ling Wang, Trustee



            [COUNTERPART SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

                                                                    EXHIBIT 10.6



                                       EVERTEK COMPUTER PRODUCTS, INC.


                                       By: /s/ Frank Segler
                                           -------------------------------------
                                           Frank Segler, President


                                       COMPGEEKS.COM


                                       By: /s/ Scott Kusel
                                           -------------------------------------
                                           Scott Kusel, President


                                       EVERTEK TRADING LIMITED


                                       By: /s/ Randy Segler
                                           -------------------------------------
                                       Its: Beneficial Owner of all
                                            Capital Stock
                                            ------------------------------------

                                       EVERTEK HK SHAREHOLDER



                                       /s/ Randy Segler
                                       -----------------------------------------
                                       Randy Segler






            [COUNTERPART SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

                                                                    EXHIBIT 10.6



                                   SCHEDULE A

                               PARENT STOCKHOLDERS


-----------------------------------------------------------------------------------------------------------
                                                              NUMBER OF         NUMBER OF
                                           NUMBER OF        COMPGEEKS.COM      EVERTEK HK      NUMBER OF
        NAME OF STOCKHOLDER             EVERTEK SHARES          SHARES            SHARES      PARENT SHARES
-----------------------------------------------------------------------------------------------------------
Evertek Shareholder
 Frank Segler and Shu-Ling Wang
 as Trustees of The Segler
 Family Trust ............................    50,000                                           10,601,181

Compgeek Shareholders
  Frank Segler ...........................                       1,000                          3,040,292
  Scott Kusel ............................                       1,000                          3,040,292

Evertek HK Shareholder
  Randy Segler ...........................                                            2         1,025,235
                                              ------             -----               --        ----------
        TOTAL ............................    50,000             2,000                2        17,707,000
                                              ======             =====               ==        ==========

                                                                    EXHIBIT 10.6



                                CONSENT OF SPOUSE


        The undersigned spouse of a party to that certain Share Exchange Agreement to which this Consent of Spouse is attached has read and hereby approves the foregoing Share Exchange Agreement. In consideration of CompGeeks' granting such party the right to acquire the Parent Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including, any right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


M. Michele Kusel
-------------------------------------------
(Please Print Name of Party )


Scott Evan Kusel
-------------------------------------------
(Please Print Name of Spouse)


/s/ M. Michele Kusel
-------------------------------------------
(Signature of Spouse)

                                                                    EXHIBIT 10.6



                                CONSENT OF SPOUSE


        The undersigned spouse of a party to that certain Share Exchange Agreement to which this Consent of Spouse is attached has read and hereby approves the foregoing Share Exchange Agreement. In consideration of CompGeeks' granting such party the right to acquire the Parent Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including, any right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.


Frank Segler
-------------------------------------------
(Please Print Name of Party )


Shu-Ling Segler
-------------------------------------------
(Please Print Name of Spouse)


/s/ Shu-Ling Segler
-------------------------------------------
(Signature of Spouse)